UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 3, 2020

Date of report (Date of earliest event reported)

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA (Address of principal executive offices)	02141 (Zip Code)

Registrant's telephone number, including area code (617) 714-0360 N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On January 3, 2020, Leap Therapeutics, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with institutional investors named therein (collectively, the “Purchasers,” and each, a “Purchaser”), providing for a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to which the Company will issue and sell 1,421,801 shares of the Company’s Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), at a purchase price of $10.54 per share, and 1,137,442 shares of the Company’s Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) at a purchase price of $10.55 per share, and one (1) share of the Company’s Special Voting Stock, par value $0.001 (the “Special Voting Stock”) entitling the Purchaser of Series A Preferred Stock to elect one member of the Company’s Board of Directors for aggregate gross proceeds to the Company of approximately $27 million (the “Transaction”).

Subject to approval by the Company’s stockholders, the Series A Preferred Stock will be automatically converted into (i) pre-funded warrants (the “Pre-Funded Warrants”) to purchase 14,218,010 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”), in the form attached to the Securities Purchase Agreement as Exhibit C and (ii) warrants to purchase an aggregate of either (x) 14,218,010 Pre-Funded Warrants or (y) 14,218,010 shares of Common Stock (or Pre-Funded Warrants) at an exercise price of $2.11 per share of Common Stock (or Pre-Funded Warrants) in the form attached to the Securities Purchase Agreement as Exhibit D (the “Series A Coverage Warrants”). Subject to approval by the Company’s stockholders, the Series B Preferred Stock will be automatically converted into (i) an aggregate of 11,374,420 shares of Common Stock and (ii) warrants to purchase an aggregate of 11,374,420 shares of the Common Stock at an exercise price of $2.11 per share in the form attached to the Securities Purchase Agreement as Exhibit E (the “Series B Coverage Warrants”).

The conversion of the Series A Preferred Stock, the Series B Preferred Stock and the issuance of the Pre-Funded Warrants, the Series A Coverage Warrants, the Series B Coverage Warrants and the Common Stock is subject to the approval of the stockholders of the Company (the “Required Stockholder Approval”). Pursuant to the terms of the Securities Purchase Agreement, the Company will call a meeting of its stockholders within ninety (90) days following the closing of the Transaction, to vote on the following proposals: (i) to approve an increase in the number of shares of Common Stock that the Company is authorized to issue from one hundred ten million (110,000,000) shares to two hundred fifty million (250,000,000) shares; and (ii) to approve (1) the issuance of Common Stock and Pre-Funded Warrants, as applicable, upon the conversion of the Series A Preferred Stock and Series B Preferred Stock, as applicable, (2) the issuance of the Series A Coverage Warrants and Series B Coverage Warrants upon the conversion of the Series A Preferred Stock and Series B Preferred Stock, as applicable, and (3) the issuance of Common Stock upon the exercise of the Pre-Funded Warrants and the Series A Coverage Warrants and Series B Coverage Warrants, in each case for purposes of Rule 5635 of the Nasdaq Stock Market Rules (collectively, the “Stockholder Proposals”).

The foregoing description of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference. The foregoing description of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants, which is filed herewith as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference.

The representations, warranties and covenants contained in the Securities Purchase Agreement were made solely for the benefit of the parties to the Securities Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Securities Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Securities Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

Voting Agreement

Concurrently with the execution of the Securities Purchase Agreement, the Company entered into voting agreements (each, a “Voting Agreement”) with several of its existing stockholders, pursuant to which each stockholder agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the Stockholder Proposals are presented to the Company’s stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of the Stockholder Proposals and such other matters as may be necessary or advisable to consummate the Transactions, and (ii) against the approval or adoption of any proposal made in opposition to, or in competition with, the Stockholder Proposals or the Transactions, and against any other action that is intended, or could reasonably be expected, to otherwise materially impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Transactions. The Voting Agreements terminate upon the earliest to occur of (1) immediately following a meeting of the Company’s stockholders at which the Stockholder Proposals are voted upon and the Required Stockholder Approval is obtained, which meeting is duly called and held for such purpose and at which a quorum was present and acting throughout, and (2) the termination of the Securities Purchase Agreement at any time prior to the consummation of the closing contemplated under the Securities Purchase Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Voting Agreement attached to the Securities Purchase Agreement as Exhibit I, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Registration Rights Agreements

In addition, concurrently with the execution of the Securities Purchase Agreement, the Company entered into two registration rights agreements (the “Registration Rights Agreements”) with the Purchasers, pursuant to which the Company agreed, following demand by any Purchaser, to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-3 covering the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, Series B Preferred Stock or exercise of the Pre-Funded Warrants, Series A Coverage Warrants and Series B Coverage Warrants (as applicable) by the Purchasers as promptly as reasonably practicable following such demand, and in any event within sixty (60) days after such demand.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of Registration Rights Agreements attached to the Securities Purchase Agreement as Exhibits G and H, which is filed herewith as Exhibit 10.1, and incorporated herein by reference.

Placement Agency Agreement

Raymond James & Associates, Inc. acted as the placement agent for the Transaction pursuant to a letter agreement with the Company dated as of January 3, 2020 (the “Placement Agent Agreement”). Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a fee representing a blended rate of 3.4074% of the gross proceeds received by the Company from the sale of the Series A Preferred Stock, Series B Preferred Stock and Special Voting Stock, plus the reimbursement of certain expenses.

The foregoing description of the Placement Agent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Placement Agency Agreement, which is filed herewith as Exhibit 10.2, and incorporated herein by reference.

Items 3.02	Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Form 8-K with respect to the Transaction and the Securities Purchase Agreement is incorporated by reference into this Item 3.02.

The securities issued and sold in connection with the Transaction are being offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the SEC under the Securities Act. Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act and is acquiring the securities for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof. The securities were not issued through any general solicitation or advertisement. A Form D filing will be made following the closing of the Transaction in accordance with the requirements of Regulation D.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 7, 2020, the Company filed a Certificate of Designation of Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock (the “Series A Preferred Stock Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Series A Preferred Stock.

The rights, preferences and privileges of the Series A Preferred Stock are set forth in the Series A Preferred Stock Certificate of Designation. Upon obtaining the Required Stockholder Approval, each share of Series A Preferred Stock is automatically converted into (i) a Pre-Funded Warrant to purchase a number of shares of Common Stock equal to (x) the sum of the Liquidation Preference and all accrued and unpaid dividends on all shares of Series A Preferred Stock held by such holder; divided by (y) $1.054 (as such amount may be adjusted from time to time as provided in the Series A Preferred Stock Certificate of Designation) and (ii) a Series A Coverage Warrant to purchase the same number of shares of Common Stock as set forth in the preceding clause (i). The rights of the Series A Preferred Stock will terminate upon the Mandatory Conversion Date (as defined in the Series A Preferred Stock Certificate of Designation).

On January 7, 2020, the Company filed a Certificate of Designation of Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock (the “Series B Preferred Stock Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Series B Preferred Stock.

The rights, preferences and privileges of the Series B Preferred Stock are set forth in the Series B Preferred Stock Certificate of Designation. Upon obtaining the Required Stockholder Approval, each share of Series B Preferred Stock is automatically converted into (i) a number of shares of Common Stock equal to (x) the sum of the Liquidation Preference (as defined in the Series B Preferred Stock Certificate of Designation) and all accrued and unpaid dividends on all shares of Series B Preferred Stock held by such holder; divided by (y) $1.055 (as such amount may be adjusted from time to time as provided in the Series B Preferred Stock Certificate of Designation) and (ii) a Series B Coverage Warrant to purchase the same number of shares of Common Stock as set forth in the preceding clause (i). The rights of the Series B Preferred Stock will terminate upon the Mandatory Conversion Date (as defined in the Series B Preferred Stock Certificate of Designation).

On January 7, 2020, the Company filed a Certificate of Designation of Special Voting Stock (the “Special Voting Stock Certificate of Designation”) with the Secretary of State of the State of Delaware with respect to the Special Voting Stock.

The rights, preferences and privileges of the Special Voting Stock are set forth in the Special Voting Stock Certificate of Designation. At any time when the holder of the Special Voting Stock, together with all of its affiliates and associates holds at least 5% of the then outstanding shares of Common Stock, the holder of the Special Voting Stock shall be entitled to designate one (1) individual as a director on the Board of Directors of the Company. Upon any liquidation, dissolution or winding up of the Company, the holder of the Special Voting Stock shall be entitled to receive, prior and in preference to any distribution to the holders of Common Stock, an amount equal to $1.00.

The foregoing description of the Series A Preferred Stock Certificate of Designation, Series B Preferred Stock Certificate of Designation and Special Voting Stock Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, each of which is filed herewith as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated herein by reference.

Item 8.01.	Other Events.

On January 7, 2020, the Company issued a press release announcing it had closed the Transactions contemplated by the Securities Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

As previously disclosed, on November 19, 2019, the Company received a written notification letter (the “Notice”) from The Nasdaq Stock Market (“Nasdaq”) indicating that the Company’s stockholders’ equity of $5,562,000, as reported in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, did not satisfy the Nasdaq Global Market continued listing requirement set forth in Nasdaq Listing Rule 5450(b)(1)(A), which requires companies listed on the Nasdaq Global Market to maintain a minimum of $10,000,000 in stockholders’ equity (the “Minimum Equity Requirement”). In accordance with the Notice, the Company had 45 days from the date of the Notice to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule 5450(b)(1)(A).

On January 3, 2020, the Company submitted its plan to regain compliance with the Minimum Equity Requirement to Nasdaq, which detailed the Transactions contemplated by the Securities Purchase Agreement. On account of the closing of the Transactions contemplated by the Securities Purchase Agreement on the date hereof and conditioned upon obtaining the Required Stockholder Approval, the Company believes it has regained compliance with the Minimum Equity Requirement in accordance with Nasdaq Listing Rule 5450(b)(1)(A).

On January 6, 2020, Nasdaq notified the Company that it will continue to monitor the Company’s ongoing compliance with the Minimum Equity Requirement and, if at the time of the Company’s next periodic report the Company does not evidence continued compliance, the Company may be subject to delisting.

There can be no assurance that the Company will be successful in implementing its plan to regain compliance with the Minimum Equity Requirement, or will otherwise be in compliance with other Nasdaq Listing Rules.

Cautions About Forward-Looking Statements

This report contains forward-looking statements, including statements about the terms, timing, completion and effects of the Transactions contemplated by the Securities Purchase Agreement and the Required Stockholder Approval. The Company may not be able to complete the Transactions contemplated by the Securities Purchase Agreement on the terms described herein or other acceptable terms or at all because of a number of factors, including the failure to obtain the Required Stockholder Approval for the Stockholder Proposals.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Series A Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock of the Company.

3.2	Certificate of Designation of Series B Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock of the Company.

3.3	Certificate of Designation of Special Voting Stock of the Company.

4.1	Form of Pre-Funded Warrant.

4.2	Form of Series A Coverage Warrant.

4.3	Form of Series B Coverage Warrant.

10.1	Securities Purchase Agreement, dated January 3, 2020, by and among the Company and the institutional investors named therein.

10.2	Placement Agency Agreement, dated January 3, 2020, by and between the Company and Raymond James & Associates, Inc.

10.3	Form of Voting Agreement.

10.4	Registration Rights Agreement dated as of January 3, 2020, by and between the Company and the persons listed on the attached Schedule A thereto.

10.5	Registration Rights Agreement dated as of January 3, 2020, by and between the Company and the persons listed on the attached Schedule A thereto.

99.1	Press Release of the Company, dated January 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Leap Therapeutics, Inc.

Dated: January 7, 2020	By:	/s/ Douglas Onsi
	Name:	Douglas Onsi
	Title:	Chief Financial Officer, General Counsel, Treasurer and Secretary